Exhibit 10.33

LOAN AGREEMENT

         The Loan Agreement (hereinafter referred to as the "Agreement") is made and entered into by and between the following parties on June 11, 2010 (date):

Party A: Li Anning

Party B: Liu Liguo

Party C: Liu Yabin

Party D: Liu Yasheng

Party E: Wang Pingyi

Party F: Zhang Fude

Party G: Ding Ding

Party H: Beijing Wan Qiao Mechanical and Electrical Equipment Co.

Legal person: Liu Yabin

(Parties A, B, C, D, E, F, G and H are hereinafter referred to collectively as “Lenders”)

Party I: Beijing Wowjoint Machinery Co. is a limited company established in Beijing, the People’s Republic of China (“China”). Registered capital is RMB 28.5 million Yuan.

Legal person: Liu Yabin

(Party I is hereinafter referred to as “Borrower”)

In the Agreement, Parties A, B, C, D, E, F, G, H and I are hereinafter referred to collectively as “the Parties” and respectively as “the Party”.

Each of the lenders receives consideration pursuant to Stock Transfer Agreement dated April 25, 2010 and wishes immediately to loan the entire amount of the stock transfer proceeds to the Borrower in the form of stockholder loans for the Borrower’s general working capital purpose.

The loan is interest free, with a tenor of 5 years from the date of this Agreement.

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the date first hereinabove set forth.

LENDERS:

Party A: Li Anning	Party B: Liu Liguo

/ s / Li Anning	/ s / Liu Liguo

Party C: Liu Yabin	Party D: Liu Yasheng

/ s / Liu Yabin	/ s / Liu Yasheng

Party E: Wang Pingyi	Party F: Zhang Fude

/ s / Wang Pingyi	/ s / Zhang Fude

Party G: Ding Ding

/ s / Ding Ding

Party H: Beijing Wan Qiao Mechanical and Electrical Equipment Co.

/ s / Liu Yabin
Signature of legal person: LIU YABIN

Seal:

BORROWER:

Party I: Beijing Wowjoint Machinery Co.

/ s / Liu Yabin
Signature of legal person: LIU YABIN
Seal: